Exhibit 99.1

Stanley Black & Decker Does Not Expect Recent Section 232 Tariff Changes To Impact 2026 Guidance Materially

New Britain, Connecticut, April 20, 2026 … Stanley Black & Decker (NYSE: SWK), a global leader in tools and outdoor solutions, today announced that it does not expect the recent changes to the Section 232 tariff regime to have a material impact on the Company’s full-year guidance.

The Company is scheduled to provide more information on its first quarter earnings call on Wednesday, April 29, 2026 at 8:00 am ET.

About Stanley Black & Decker

Founded in 1843 and headquartered in the USA, Stanley Black & Decker (NYSE: SWK) is a worldwide leader in Tools and Outdoor, operating manufacturing facilities globally. The Company’s approximately 43,500 employees produce innovative end-user inspired power tools, hand tools, storage, digital jobsite solutions, outdoor and lifestyle products, and engineered fasteners to support the world’s builders, tradespeople and DIYers. The Company’s world class portfolio of trusted brands includes DEWALT®, CRAFTSMAN®, STANLEY®, BLACK+DECKER®, and Cub Cadet®. To learn more visit: www.stanleyblackanddecker.com or follow Stanley Black & Decker on Facebook, Instagram, LinkedIn and X.

Investor Contacts:
Michael Wherley	Christina Francis
Vice President, Investor Relations	Senior Director, Investor Relations
michael.wherley@sbdinc.com	christina.francis@sbdinc.com

Media Contacts:
Debora Raymond
Vice President, Public Relations
debora.raymond@sbdinc.com

CAUTIONARY STATEMENT

CONCERNING FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any goals, projections, guidance or planning assumptions or scenarios regarding earnings, EPS, adjusted EPS, income, revenue, sales, net sales, sales growth or other financial items; any statements and assumptions or scenarios regarding possible tariff and tariff impact projections, including those relating to Section 232 tariffs, and related mitigation plans (including price actions, supply chain adjustments and expected timing and benefits related to such plans); any statements and assumptions or scenarios regarding cost inflation; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include, among others, the words “may,” “will,” “estimate,” “intend,” “could,” “project,” “plan,” “continue,” “believe,” “expect,” “anticipate”, “run-rate”, “annualized”, “forecast”, “commit”, “goal”, “target”, “design”, “on track”, “position or positioning”, “guidance,” “aim,” “looking forward,” “multi-year” or any other similar words.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company’s filings with the Securities and Exchange Commission.

Important factors that could cause the Company’s actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in its forward-looking statements include, among others, the following: (i) successfully developing, marketing and achieving sales from new products and services and the continued acceptance of current products and services as well as successful execution of, and realization of expected benefits from, the Company’s brand prioritization and investment strategy, including potential licensing initiatives and related restructuring efforts, and its ability to estimate and mitigate negative consequences from the same including, but not limited to, reduced ability to generate sales; (ii) macroeconomic factors, including global and regional business conditions, commodity availability and prices, inflation and deflation, interest rate volatility, currency exchange rates, and uncertainties in the global financial markets; (iii) laws, regulations and governmental policies affecting the Company’s activities in the countries where it does business or sources supply inputs, including those related to, taxation, data privacy, anti-bribery, anti-corruption, government contracts, and trade controls, including but not limited to, tariffs, import and export controls, raw material and rare earth related controls and other monetary and non-monetary trade regulations or barriers; (iv) the Company’s ability to predict the timing and extent of any trade related regulations, clearances, restrictions or policies, including but not limited to, trade barriers, tariffs, raw material and rare earth related controls, as well as its ability to successfully assess the impact to its business of, and mitigate or respond to, such macroeconomic or trade, tariff and raw material and rare earth import/export control changes, regulations or policies (including, but not limited to, the Company’s ability to obtain price increases from its customers and complete effective supply chain adjustments within anticipated time frames and ability to obtain rare earth related supply clearances); (v) the economic, political, cultural and legal environment in the U.S., Europe, and the emerging markets in which the Company generates sales, particularly Latin America and China; (vi) realizing the anticipated benefits of mergers, acquisitions, joint ventures, strategic alliances or divestitures; (vii) pricing pressure and other changes within competitive markets; (viii) availability and price of raw materials, rare earth materials, component parts, freight, energy, labor and sourced finished goods; (ix) the impact that the tightened credit markets may have on the Company or its customers or suppliers; (x) the extent to which the Company has to write off accounts receivable, inventory or other assets or experiences supply chain disruptions in connection with bankruptcy filings by customers or suppliers; (xi) the Company’s ability to identify and effectively execute productivity improvements and cost reductions; including complexity reduction through platforming products and SKU reduction initiatives, and other manufacturing and administrative reorganization actions; (xii) potential business, supply chain and distribution disruptions, including those related to physical security threats, information technology or cyber-attacks, epidemics, natural disasters or pandemics, sanctions, political unrest, war or terrorism, including the conflicts between Russia and Ukraine, and tensions or conflicts in South Korea, China, Taiwan and the Middle East (including the ongoing conflict in Iran); (xiii) the continued consolidation of customers, particularly in consumer channels, and the Company’s continued reliance on significant customers; (xiv) managing franchisee relationships; (xv) the impact of poor weather conditions and climate change and risks related to the transition to a lower-carbon economy, such as the Company’s ability to successfully adopt new technology, meet market-driven demands for carbon neutral and renewable energy technology, or to comply with changes in environmental regulations or requirements, which may be more stringent and complex, impacting its reporting processes and manufacturing facilities and business operations as well as remediation plans and costs relating to any of its current or former locations or other sites; (xvi) maintaining or improving production rates in the Company’s manufacturing facilities (including leveraging its North American footprint in connection with tariff mitigation), responding to significant changes in customer preferences or expectations, product demand and fulfilling demand for new and existing products, and learning, adapting and integrating new technologies into products, services and processes; (xvii) changes in the competitive landscape in the Company’s markets; (xviii) the Company’s non-U.S. operations, including sales to non-U.S. customers; (xix) the Company’s ability to predict the extent or timing of, and impact from, demand changes within domestic or world-wide markets associated with construction, homebuilding and remodeling, aerospace, outdoor, engineered fastening, automotive and other markets which the Company serves; (xx) potential adverse developments in new or pending litigation and/or government investigations; (xxi) the incurrence of debt and changes in the Company’s ability to obtain debt on commercially reasonable terms and at competitive rates; (xxii) substantial pension and other postretirement benefit obligations; (xxiii) potential regulatory liabilities, including environmental, privacy, data breach, workers compensation and product liabilities; (xxiv) attracting, developing and retaining senior management and other key employees, managing a workforce in many jurisdictions, labor shortages, work stoppages or other labor disruptions; (xxv) the Company’s ability to keep abreast with the pace of technological change; (xxvi) changes in accounting estimates; (xxvii) the Company’s ability to protect its intellectual property rights and to maintain its public reputation and the strength of its brands; and (xxviii) critical or negative publicity, including on social media, whether or not accurate, concerning the Company’s brands, products, culture, key employees or suppliers, or initiatives, and the Company’s handling of divergent stakeholder expectations regarding the same.

Additional factors that could cause actual results to differ materially from forward-looking statements are set forth in the Annual Report on Form 10-K and in the Quarterly Reports on Form 10-Q, including under the headings “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Consolidated Financial Statements and the related Notes, and other filings with the Securities and Exchange Commission.

Forward-looking statements, and the factors that could cause actual results to differ materially from those forward-looking statements, in this press release speak only as of the date hereof, and forward-looking statements in documents that are incorporated by reference herein speak only as of the date of those documents. The Company does not undertake any obligation or intention to update or revise any forward-looking statements, or the factors that could cause actual results to differ materially from those forward-looking statements, whether as a result of future events or circumstances, new information or otherwise, except as required by law.